UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 5, 2020

 SiteOne Landscape Supply, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37760	46-4056061
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

300 Colonial Center Parkway, Suite 600 Roswell, Georgia	30076
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(470) 277-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SITE	New York Stock Exchange

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Performance Unit Awards

Effective February 5, 2020, the Human Resources and Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of SiteOne Landscape Supply, Inc. (the “Company”) granted performance stock units (“PSUs”) under the SiteOne Landscape Supply, Inc. 2016 Omnibus Equity Incentive Plan (the “Plan”) to certain of the Company’s officers, including certain named executive officers. The awards will be earned based upon the Company’s performance, over a three year period, measured by the Company’s pre-tax income plus amortization (“EBTA”) growth relative to a select peer group (excluding non-recurring items), subject to adjustment based upon the application of a return on invested capital (“ROIC”) modifier, as set forth below. The “Performance Period” for the awards is a three-year period commencing December 30, 2019 and ending January 1, 2023. Vesting of awards is contingent upon each named executive’s continued employment, subject to certain exceptions as set forth in the award agreement.

The table below sets forth the performance criteria for the PSUs:

Performance Level	Relative EBTA Growth	% Target Award	Performance Level	Avg. ROIC	Modifier to PSUs Earned based on Relative EBTA Growth*
Maximum	>=75th percentile	200%	Above Target	>20%	+20%
Target	50th percentile	100%	Target	12%-20%	0%
Threshold	25th percentile	50%	Below Target	<12%	-20%
<Threshold	<25th percentile	0%

•	Payout on EBTA growth performance capped at 100% of target if Company’s absolute EBTA growth is negative.
•	Payout for performance between levels noted above will be determined using straight-line interpolation.
•	Total payout will be capped at 200% of target.

The table below sets forth the number of PSUs awarded to the Company’s named executive officers by the Committee:

Executive / Title	Number of PSUs awarded
Doug Black, Chief Executive Officer	6,641
John Guthrie, Executive Vice President, Chief Financial Officer and Assistant Secretary	1,229
Briley Brisendine, Executive Vice President, General Counsel and Secretary	1,475

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITEONE LANDSCAPE SUPPLY, INC.

	By:	/s/ Briley Brisendine
Briley Brisendine
Executive Vice President, General Counsel and
Date: February 11, 2020		Secretary